                                                               Exhibit 10(i)(16)


                                 LIMITED WAIVER
                                       TO
                           CONVERTIBLE LOAN AGREEMENTS


        This Limited Waiver to Convertible Loan Agreements ("LIMITED WAIVER") is made, as of this 31st day of December, 2006, by and between Renaissance US Growth Investment Trust PLC, a public limited company registered in England and Wales formerly known as Renaissance US Growth & Income Trust PLC ("RENAISSANCE PLC"), and BFSUS Special Opportunities Trust PLC, a public limited company registered in England and Wales ("BFSUS") (Renaissance PLC and BFSUS are collectively referred to as the "RENAISSANCE LENDERS"), who are the holders of not less than a majority of the outstanding principal amount of the Renaissance Debentures (as defined below) and not less than a majority of the outstanding principal amount of the Additional Lenders Debentures (as defined below) (the "Holders").

                WHEREAS, Cover-All Technologies Inc., a Delaware corporation (the "COMPANY"), the Renaissance Lenders and Renaissance Capital Group, Inc., a Texas corporation, as agent for the Renaissance Lenders, are parties to that certain Convertible Loan Agreement, dated as of June 28, 2001 (as amended, the "RENAISSANCE LOAN AGREEMENT"), pursuant to which the Renaissance Lenders purchased from the Company 8% Convertible Debentures due 2008 for an aggregate principal amount of $1,400,000 and 8% Convertible Debentures due 2009 for an aggregate principal amount of $700,000 (collectively, the "RENAISSANCE DEBENTURES"); and

                WHEREAS, the Company and John Roblin, Arnold Schumsky and Stuart Sternberg (collectively, the "ADDITIONAL LENDERS" and, together with the Renaissance Lenders, the "Lenders"), and Stuart Sternberg, as agent for the Additional Lenders, are parties to that certain Convertible Loan Agreement, dated as of June 28, 2001 (as amended, the "ADDITIONAL LOAN AGREEMENT" and, together with the Renaissance Loan Agreement, the "LOAN AGREEMENTS"), pursuant to which the Additional Lenders purchased from the Company 8% Convertible Debentures due 2008 for an aggregate principal amount of $400,000 (the "ADDITIONAL DEBENTURES" and, together with the Renaissance Debentures, the "DEBENTURES"); and

                WHEREAS, terms not otherwise defined herein shall have the meanings as set forth in the Renaissance Agreement; and

                WHEREAS, for the fiscal quarter ending December 31, 2006, the Company is not in compliance with the financial covenants set forth in
        Section 7.01 of each of the Loan Agreements; and

                WHEREAS, the Company has requested that the Lenders, pursuant to Sections 12.02 and 11.04 of the Loan Agreements, waive, solely for the fiscal quarter ending December 31, 2006, the Company's failure to comply with the financial covenants set forth in Section 7.01 of each of the Loan Agreements;

                NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the undersigned hereby agree as follows:

                1. The Holders do hereby waive, solely for the fiscal quarter ending December 31, 2006, the Company's non-compliance with the financial covenants contained in Section 7.01 of each of the Loan Agreements; and

                2. The Holders do hereby acknowledge and agree that the Company's non-compliance with the financial covenants contained in
        Section 7.01 of each of the Loan Agreements is not, and shall not be, deemed a Default or an Event of Default under the Loan Agreements.



                  [Remainder of page intentionally left blank.]

                IN WITNESS WHEREOF, this Limited Waiver is entered into as of the date set forth above.


                                      HOLDERS:


                                      RENAISSANCE US GROWTH INVESTMENT TRUST PLC


                                      By: /S/ RUSSELL CLEVELAND
                                          --------------------------------------
                                          Russell Cleveland, President,
                                          RENN Capital Group, Inc., Investment
                                      Manager (holding approximately 50% of the
                                      outstanding principal amount of the
                                      Renaissance Debentures and approximately
                                      42% of the outstanding principal amount of
                                      the Debentures)


                                      BFSUS SPECIAL OPPORTUNITIES TRUST PLC


                                      By: /S/ RUSSELL CLEVELAND
                                          --------------------------------------
                                          Russell Cleveland, President,
                                          RENN Capital Group, Inc., Investment
                                      Manager (holding approximately 50% of the
                                      outstanding principal amount of the
                                      Renaissance Debentures and approximately
                                      42% of the outstanding principal amount of
                                      the Debentures)